UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 20, 2004



Commission       Registrant; State of Incorporation;         I.R.S. Employer
File Number       Address; and Telephone Number             Identification No.
-----------       -----------------------------             ------------------

333-21011     FIRSTENERGY CORP.                                  34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2578        OHIO EDISON COMPANY                                34-0437786
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2323        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY        34-0150020
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3583        THE TOLEDO EDISON COMPANY                           34-4375005
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402












Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On October 20, 2004, FirstEnergy Corp. was notified by the U.S. Securities and Exchange Commission that the informal inquiry initiated last September related to the earnings restatements and the extended outage at the Davis-Besse Nuclear Power Station has become a formal investigation. The SEC notification also encompasses issues raised during the SEC's examination under the Public Utility Holding Company Act. A copy of the press release (Exhibit 99.1) is attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.              Description
-----------              -----------
   99.1 Press Release issued by FirstEnergy Corp., dated October 20, 2004






















Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations (including revocation of necessary licenses or operating permits), availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, the final outcome in the proceeding related to FirstEnergy's Application for a Rate Stabilization Plan in Ohio, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K (as amended) for the year ended December 31, 2003, and their Form 10-Q for the quarter ended June 30, 2004, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



October 20, 2004



                                            FIRSTENERGY CORP.
                                            -----------------
                                               Registrant

                                           OHIO EDISON COMPANY
                                           -------------------
                                               Registrant

                                          THE CLEVELAND ELECTRIC
                                          ----------------------
                                           ILLUMINATING COMPANY
                                           --------------------
                                               Registrant

                                         THE TOLEDO EDISON COMPANY
                                         -------------------------
                                               Registrant




                                      /s/  Harvey L. Wagner
                                 ------------------------------------------
                                           Harvey L. Wagner
                                    Vice President, Controller and
                                       Chief Accounting Officer